UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 9, 2015

                           DIVERSIFIED RESOURCES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                          None                    98-0687026
  -----------------------         ------------------         -----------------
(State or other jurisdiction     (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)

                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
                  --------------------------------------------
          (Address of principal executive offices, including Zip Code)


             Registrant's telephone number, including area code: (303) 797-5417

                                       N/A
                 ---------------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year End.

     On June 9, 2015, the Company's  directors  adopted new bylaws,  attached as
Exhibit 3(ii).

Item 9.01   Exhibits

Exhibit
Number      Description of Document
------      -----------------------

 3(ii)      Bylaws adopted on June 9, 2015.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 9, 2015

                                    DIVERSIFIED RESOURCES, INC.


                                    By:  /s/ Paul Laird
                                         -------------------------------------
                                         Paul Laird, Chief Executive Officer